UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025
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SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive		76092
Southlake,	TX
(Address of principal executive offices)		(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company	☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.
On August 7, 2025, Sabre Corporation (“Sabre”) issued a press release and will hold a conference call regarding its financial results for the quarter ended June 30, 2025. A copy of the press release is attached as Exhibit 99.1.
The information in this Item 2.02 of Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Sabre makes reference to non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated August 7, 2025.
104	Cover Page Interactive Data File - formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated:	August 7, 2025	By:	/s/ Michael Randolfi
		Name:	Michael Randolfi
		Title:	Executive Vice President and Chief Financial Officer